UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 26, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (“Annual Meeting”) of Exelon Corporation was held on April 26, 2022. Shareholders of record as of March 1, 2022, were entitled to receive notice and vote at the Annual Meeting.

At the Annual Meeting, the shareholders:

•Elected each of the 9 director nominees to the Board of Directors for a one-year term,
•Ratified the appointment of PricewaterhouseCoopers LLP as Exelon’s independent auditor for 2022, and
•Approved, on an advisory basis, the compensation of the named executive officers as disclosed in Exelon’s 2022 Proxy Statement.

The fourth proposal as presented in Exelon’s 2022 Proxy Statement was a shareholder proposal requesting a report on the impact of Exelon’s plans involving electric vehicles and charging stations with regard to child labor outside the United States and was not properly presented for a vote because the proponent failed to present the proposal at the Annual Meeting.

The following tables present the votes cast with respect to each item of business properly presented at the meeting:

1.Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Anthony Anderson	758,233,019	34,489,778	1,611,949	73,079,656
Ann Berzin	774,454,348	18,315,336	1,565,062	73,079,656
Paul Bowers	783,302,909	9,441,755	1,590,082	73,079,656
Marjorie Rodgers Cheshire	777,970,446	14,842,075	1,522,225	73,079,656
Christopher Crane	785,441,140	7,198,153	1,695,453	73,079,656
Carlos Gutierrez	780,423,691	12,203,266	1,707,789	73,079,656
Linda Jojo	775,711,408	17,025,801	1,597,537	73,079,656
Paul Joskow	764,206,842	28,527,476	1,600,428	73,079,656
John Young	770,874,854	21,858,946	1,600,946	73,079,656

2.Ratification of Independent Auditor

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
825,371,997	40,698,355	1,344,050	N/A

3.Advisory Vote to Approve Compensation of our Named Executive Officers (Say-on-Pay)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
743,096,284	47,624,707	3,613,755	73,079,656

Item 8.01. Other Events.

Following the Annual Meeting, the independent members of the Board of Directors appointed John Young as the new independent Board Chair and appointed Linda Jojo as the new chair of the Compensation Committee.

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
Exelon Corporation
April 29, 2022

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.